Exhibit 10.11

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of February 17, 2015 (this "Agreement"), is by and among Harris & Harris Group, Inc., collateral agent under the 2014 Convertible Notes Security Agreement (as defined below) (in such capacity, the "2014 Convertible Notes Collateral Agent"), Harris & Harris Group, Inc., collateral agent under the 2015 Convertible Notes Security Agreement (as defined below) (in such capacity, the "2015 Convertible Notes Collateral Agent"), Harris & Harris Group, Inc., collateral agent under the Demand Notes Security Agreement (as defined below) (in such capacity, the "Demand Notes Collateral Agent"), each of the Secured Parties (as defined below) party hereto and OpGen, Inc., a Delaware corporation (the "Debtor").
BACKGROUND
A.   Pursuant to that certain Security Agreement dated as of July 11, 2014  (the "2014 Convertible Notes Security Agreement") among Debtor, the 2014 Convertible Notes Collateral Agent and the secured parties party thereto (the "2014 Convertible Notes Secured Parties"), the Debtor granted a security interest to the 2014 Convertible Notes Collateral Agent, for the benefit of the 2014 Convertible Notes Secured Parties, in substantially all of the Debtor's assets as security for those certain Secured Convertibles Notes (as the same may be amended or restated from time to time, the "2014 Convertible Notes") issued in connection therewith.
B.   Pursuant to that certain Security Agreement dated as of October 16, 2014 (the "Demand Notes Security Agreement") among the Debtor, the Demand Notes Collateral Agent and the secured parties party thereto (who are some, but not all, of the Convertible Notes Secured Parties) (the "Demand Notes Secured Parties"), the Debtor granted a security interest to the Demand Notes Collateral Agent, for the benefit of the Demand Notes Secured Parties, in substantially all of the Debtor's assets as security for those certain Secured Demand Notes (as the same may be amended or restated from time to time, the "Demand Notes") issued in connection therewith.
C.   Pursuant to that certain Security Agreement dated as of the date hereof (the "2015 Convertible Notes Security Agreement") among Debtor, the 2015 Convertible Notes Collateral Agent and the secured parties thereto (the "2015 Convertible Notes Secured Parties"), the Debtor granted a security interest to the 2015 Convertible Notes Collateral Agent, for the benefit of the 2015 Convertible Notes Secured Parties, in substantially all of the Debtor's assets as security for those certain Secured Convertible Promissory Notes (as the same may be amended or restated from time to time, the "2015 Convertible Notes") issued in connection therewith.
D.   The 2014 Convertible Notes Collateral Agent, the 2014 Convertible Notes Secured Parties, the Demand Notes Collateral Agent, the Demand Notes Secured Parties and the Debtor previously entered into that certain Intercreditor Agreement dated as of October 30, 2014 (the "Prior Agreement").

E.   The 2014 Convertible Notes Collateral Agent, 2015 Convertible Notes Collateral Agent, the 2014 Convertible Notes Secured Parties, the 2015 Convertible Notes Secured Parties, the Demand Notes Collateral Agent and the Demand Notes Secured Parties, desire to amend and restate the Prior Agreement to coordinate and provide for the application of any amounts received in any realization on the assets of the Debtor following a Foreclosure Event (as defined below), and the parties hereto have agreed to enter into this Agreement.
F.   In accordance with Section 4(A) of the Prior Agreement, the required parties have agreed to amend and restate the Prior Agreement in the form of this Agreement and, therefore, all Secured Parties (whether or not signing this Agreement) shall become bound by this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:
1.     DEFINITIONS
In addition to the other terms defined in the first paragraph and the Background recitals, the following terms shall have the meanings set forth:
"2015 Obligations" means all principal of and interest on and all other fees due from the Debtor under each of the 2015 Convertible Notes and any other Secured Obligations (as defined in the 2015 Convertible Notes Security Agreement).
"Collateral Agent" means, as the context requires, the 2014 Convertible Notes Collateral Agent, the 2015 Convertible Notes Collateral Agent or the Demand Notes Collateral Agent, or all of them.
"Demand Notes Obligations" means all principal of and interest on and all other fees due from the Debtor under each of the Demand Notes and any other Secured Obligations (as defined in the Demand Notes Security Agreement).
"Event of Default" means either (i) an Event of Default (as defined in the 2014 Convertible Notes Security Agreement), an Event of Default (as defined in the 2015 Convertible Notes Security Agreement) or (iii) an Event of Default (as defined in the Demand Notes Security Agreement).
"First-Lien Collateral Agent" means, as the context requires, the 2015 Convertible Notes Collateral Agent or the Demand Notes Collateral Agent, or both.
"First-Lien Obligations" means, collectively, the 2015 Obligations and the Demand Notes Obligations.
"First-Lien Secured Parties" means, collectively, the 2015 Convertible Notes Secured Parties and the Demand Notes Secured Parties.
"Foreclosure Event" means the determination by a Collateral Agent to enforce its remedies against the Debtor and the Debtor's assets either by enforcing its security interest on such assets, by seeking a judgment against the Debtor or otherwise, following the occurrence and during the continuation of an Event of Default.

"Obligations" means, collectively, the 2015 Obligations, Second-Lien Obligations and the Demand Notes Obligations.
"Second-Lien Obligations" means all principal of and interest on and all other fees due from the Debtor under each of the 2014 Convertible Notes and any other Secured Obligations (as defined in the 2014 Convertible Notes Security Agreement).
"Second-Lien Secured Parties" means the 2014 Convertible Notes Secured Parties.
"Secured Parties" means, collectively, the 2014 Convertible Notes Secured Parties, 2015 Convertible Notes Secured Parties and the Demand Notes Secured Parties; and each individually, as the context requires, a "Secured Party".
"Security Agreements" means collectively the 2014 Convertible Notes Security Agreement, 2015 Convertible Notes Security Agreement, and the Demand Notes Security Agreement; and each individually, as the context requires, a "Security Agreement".
2.     SECURITY INTERESTS.
A.  It is agreed that as among the Collateral Agents, the valid and perfected security interests and liens of each First-Lien Collateral Agent, on behalf of the applicable First-Lien Secured Parties, in the assets of Debtor shall for all purposes rank equally in priority with the valid and perfected security interests and liens of the other First-Lien Collateral Agent, on behalf of the applicable First-Lien Secured Parties, irrespective of the time or order of the attachment or perfection of the security interests or liens, the order of filing of any financing statements or any other circumstance whatsoever.
B.  It is agreed that as among the Collateral Agents, the valid and perfected security interests and liens of each First-Lien Collateral Agent, on behalf of the applicable First-Lien Secured Parties, in the assets of Debtor shall for all purposes rank senior in priority with the valid and perfected security interests and liens of the Second-Lien Collateral Agent, on behalf of the applicable Second-Lien Secured Parties, irrespective of the time or order of the attachment or perfection of the security interests or liens, the order of filing of any financing statements or any other circumstance whatsoever.
C.  It is agreed that as among the Collateral Agents, the valid and perfected security interests and liens of the Second-Lien Collateral Agent, on behalf of the applicable Second-Lien Secured Parties, in the assets of Debtor shall for all purposes rank junior and subordinate in priority with the valid and perfected security interests and liens of the First-Lien Collateral Agents, on behalf of the applicable First-Lien Secured Parties, irrespective of the time or order of the attachment or perfection of the security interests or liens, the order of filing of any financing statements or any other circumstance whatsoever.

D.  All liens on the assets of Debtor securing any First-Lien Obligations shall be and remain senior in all respects and prior to all liens on assets of Debtor securing any Second-Lien Obligations for all purposes, whether or not such liens securing any First-Lien Obligations are subordinated to any lien securing any other obligation of the Debtor. The parties hereto acknowledge and agree that it is their intent that (i) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor) and (ii) the grant of liens securing payment and performance of the First-Lien Obligations and the grant of liens securing payment and performance of the Second-Lien Obligations are two separate grants and create two separate and distinct liens with each such lien securing only the First-Lien Obligations or the Second-Lien Obligations, as the case may be.
E.  To the extent that any Collateral Agent is or shall be in possession of any asset of the Debtor with respect to which asset possession is the means of perfection of a security interest therein, such Collateral Agent agrees to hold such assets as agent for itself and the other Collateral Agents for the sole purpose of perfection.
F.  For the avoidance of doubt, each of the Secured Parties and each of the Collateral Agents agree that the security interest granted under the Demand Notes Security Agreement and the security interest granted under 2015 Convertible Notes Security Agreement shall be deemed a "Permitted Lien" in all respects and for all purposes under each of the Security Agreements.
3.	FORECLOSURE EVENT; APPLICATION OF PROCEEDS
A.  Each Collateral Agent shall notify the other Collateral Agents promptly of the occurrence of a Foreclosure Event.
B.  In the event that a Collateral Agent has notified the other Collateral Agents that a Foreclosure Event has occurred and a Collateral Agent or any Secured Party shall thereafter obtain payment of any amounts owing with respect to any Obligations through exercise of a right of set-off or counterclaim, from any realization (whether through enforcement of security interests or other liens, attachment or otherwise) on any assets of the Debtor, or otherwise, such amounts shall be applied in the order set forth below (to the extent permitted by applicable law):
i.  To the payment of all costs, expenses, liabilities and advances made or incurred by such Collateral Agent in connection with obtaining such payment (including reasonable fees of counsel).
ii.  The remainder of such proceeds, if any, after the application of proceeds in accordance with the preceding clause i, to the payment to the First-Lien Secured Parties of the outstanding principal amount of First-Lien Obligations which remain unpaid at such date, pro rata between the First-Lien Secured Parties in accordance with the outstanding principal amount of such First-Lien Obligations on such date.
iii.  The remainder of such proceeds, if any, after the application of proceeds in accordance with the preceding clauses i, and ii, to the payment to the First-Lien Secured Parties of all other First-Lien Obligations outstanding on such date, including, without limitation, interest, premium, if any, and fees, pro rata between the First-Lien Secured Parties in accordance with the outstanding amount of such First-Lien Obligations.

iv.  The remainder of such proceeds, if any, after the application of proceeds in accordance with the preceding clauses i, ii and iii, to the payment to the Second-Lien Secured Parties of the outstanding principal amount of Second-Lien Obligations which remain unpaid at such date, pro rata between the Second-Lien Secured Parties in accordance with the outstanding principal amount of such Second-Lien Obligations on such date.
v.  The remainder of such proceeds, if any, after the application of proceeds in accordance with the preceding clauses i, ii, iii and iv, to the payment to the Second-Lien Secured Parties of all other Second-Lien Obligations outstanding on such date, including, without limitation, interest, premium, if any, and fees, pro rata between the Second-Lien Secured Parties in accordance with the outstanding amount of such Second-Lien Obligations.
vi.  The remainder of such proceeds, if any, after the application of proceeds in accordance with the preceding clauses i, ii, iii, iv and v and payment in full of all Obligations, to the Debtor, its successors or assigns, or otherwise as a court of competent jurisdiction may direct.
4.     MISCELLANEOUS.
A.  This Agreement may be modified in a writing signed by the Debtor, each of the Collateral Agents on behalf of the applicable Secured Parties and the holders of 67% of the outstanding principal amount of the 2014 Convertible Notes, 2015 Convertible Notes and the Demand Notes (taken as a whole).
B.  This Agreement is solely for the benefit of the Collateral Agents, the Secured Parties and their respective successors and assigns, and neither the Debtor nor its successors or assigns, or any other person, shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.
C.  All notices, requests, demands, claims, consents and other communications delivered hereunder (whether or not required to be delivered hereunder) shall be delivered in accordance with Section 17 of each Security Agreement.
D.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Delivery of an executed counterpart by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall not be valid and enforceable until a counterpart signature page is received from each party hereto and then shall be valid and enforceable against all signatories.

E.  This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the laws of the State of Delaware.
F.  This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.  Upon the effective date of this Agreement, the Prior Agreement shall terminate and be of no further force and effect and shall be superseded and replaced in its entirety by this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

DEBTOR

OPGEN, INC.

By:  /s/ C. Eric Winzer
Name: C. Eric Winzer
Title:  Chief Financial Officer

[Signature Page to Amended and Restated Intercreditor Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.
COLLATERAL AGENTS

HARRIS & HARRIS GROUP, INC.,
as 2014 Convertible Notes Collateral Agent

By:  /s/ Daniel Wolfe
Name: Daniel Wolfe
Title:  President

HARRIS & HARRIS GROUP, INC.,
as 2015 Convertible Notes Collateral Agent

By:
Name:Daniel Wolfe
Title:

HARRIS & HARRIS GROUP, INC.,
as Demand Notes Collateral Agent

By:
Name:Daniel Wolfe
Title:

[Signature Page to Amended and Restated Intercreditor Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

SECURED PARTIES UNDER DEMAND NOTES SECURITY AGREEMENT

HARRIS & HARRIS GROUP, INC.

By:
Name:  Daniel Wolfe
Title:  President

JVEN CAPITAL, LLC

By:
Name:  Evan Jones
Title:  Authorized Signatory

VERSANT VENTURE CAPITAL III, L.P.,

By:    Versant Venture III, LLC,
          its General Partner

By:
Name:Brian Atwood
Title:Managing Director

VERSANT SIDE FUND III, L.P.,

By:     Versant Venture III, LLC,
            its General Partner

By:
Name:  Brian Atwood
Title:  Managing Director

[Signature Page to Amended and Restated Intercreditor Agreement]

CROSS CREEK CAPITAL, L.P.

By:   Cross Creek Capital GP, L.P.,
         its Sole General Partner

By:
Name:  Tyler Christenson
Title:  Director

CROSS CREEK CAPITAL EMPLOYEES' FUND, L.P.

By:     Cross Creek Capital GP, L.P.,
           its Sole General Partner

By:
Name:  Tyler Christenson
Title:  Director

[Signature Page to Amended and Restated Intercreditor Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

SECURED PARTIES UNDER 2014 CONVERTIBLE NOTES SECURITY AGREEMENT

HARRIS & HARRIS GROUP, INC.

By:
Name:  Daniel Wolfe
Title:  President

JVEN CAPITAL, LLC

By:
Name:  Evan Jones
Title:  Authorized Signatory

VERSANT VENTURE CAPITAL III, L.P.,

By:      Versant Venture III, LLC,
            its General Partner

By:
Name: Brian Atwood
Title:  Managing Director

VERSANT SIDE FUND III, L.P.,

By:      Versant Venture III, LLC,
             its General Partner

By:
Name:  Brian Atwood
Title:  Managing Director

[Signature Page to Amended and Restated Intercreditor Agreement]

CROSS CREEK CAPITAL, L.P.

By:        Cross Creek Capital GP, L.P.,
               its Sole General Partner

By:
Name: Tyler Christenson
Title: Director

CROSS CREEK CAPITAL EMPLOYEES' FUND, L.P.

By:          Cross Creek Capital GP, L.P.,
its Sole General Partner

By:
Name: Tyler Christenson
Title: Director

ALEXANDRIA EQUITIES, LLC

By:         Alexandria Real Estate Equities, Inc.,
its Managing Member

By:
Name: Eric S. Johnson
Title: Vice President
           Real Estate Legal Affairs

OPGEN INVESTORS, LLC

By:         Golden Angels Investors, LLC,
its Manager

By:
Name: Timothy Keane
Title: Manager, Golden Angels Investors, LLC

[Signature Page to Amended and Restated Intercreditor Agreement]

CAPITAL EXPRESS GROUP, LLC

By:
Name: John A. Sargent
Title: Sole Principal

MAGIS INVESTMENTS, LLC

By:
Name: Gregory J. Lynch
Title: Member

JOHN WHITEHEAD INDIVIDUAL RETIREMENT ACCOUNT

By:
Name: John Whitehead
Title:

LON P. FREDERICK

PAUL A. AND GLORIA M. FREDERICK REVOCABLE TRUST DATED THE 7TH OF FEBRUARY, 2011

By:
Name: Paul A. Frederick
Title: Trustee

By:
Name: Gloria M. Frederick
Title: Trustee

[Signature Page to Amended and Restated Intercreditor Agreement]

JANICE KING IVEY

WILLIAM MARTIN IVEY

LYNN HOFFMAN HENDERSON

MICHAEL DIEHL SMITH

RYLAND A. WINSTON, JR.

VIRGINIA COLLETT

[Signature Page to Amended and Restated Intercreditor Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

SECURED PARTIES UNDER 2015 CONVERTIBLE NOTES SECURITY AGREEMENT

HARRIS & HARRIS GROUP, INC.

By:  /s/ Daniel Wolfe
Name: Daniel Wolfe
Title: President

JVEN CAPITAL, LLC

By: /s/ Evan Jones
Name: Evan Jones
Title: Managing Member

VERSANT VENTURE CAPITAL III, L.P.,

By:          Versant Venture III, LLC,
its General Partner

By: /s/ Brian Atwood
Name: Brian Atwood
Title: Managing Director

VERSANT SIDE FUND III, L.P.,

By:         Versant Venture III, LLC,
its General Partner

By: /s/ Brian Atwood
Name: Brian Atwood
Title: Managing Director

[Signature Page to Amended and Restated Intercreditor Agreement]

CROSS CREEK CAPITAL, L.P.

By:         Cross Creek Capital GP, L.P.,
its Sole General Partner

By: /s/ Tyler Christenson
Name: Tyler Christenson
Title: Director

CROSS CREEK CAPITAL EMPLOYEES' FUND, L.P.

By:          Cross Creek Capital GP, L.P.,
its Sole General Partner

By: /s/ Tyler Christenson
Name: Tyler Christenson
Title: Director

/s/ Virginia Collett
VIRGINIA COLLETT

/s/ John C. Lee IV
JOHN C. LEE IV

THUNDER RIVER LLC

By: /s/ Charles M. Fleischman
Name: Charles M. Fleischman
Title:    Authorized Signatory

[Signature Page to Amended and Restated Intercreditor Agreement]